MODIFICATION AND AMENDMENT AGREEMENT

This Modification and Amendment Agreement (“Agreement”) dated as of August 2, 2005 is entered into by and among AVVAA World Health Care Products, Inc., a Nevada corporation (the “Company”) and the subscribers identified on the signature page hereto (each a “Subscriber” and collectively “Subscribers”).

WHEREAS, the Company and the Subscribers are parties to a Subscription Agreement (“Subscription Agreement”) dated April 5, 2005 relating to an aggregate investment by Subscribers in $1,100,000 of principal amount of promissory notes of the Company convertible into shares of the Company’s $.001 par value common stock and Warrants in the amounts set forth on Schedule A attached hereto; and

WHEREAS, on the Initial Closing Date $660,000 of the Purchase Price was paid to the Company and up to $440,000 of the Purchase Price was payable within five business days after the Actual Effective Date, which is the Second Closing Date.

NOW THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscribers hereby agree as follows:

1.                                  All the capitalized terms employed herein shall have the meanings attributed to them in the Subscription Agreement and the documents and agreements delivered therewith.

2.                                  The Company agrees to file form 10KSB for the fiscal year end May 31, 2005 not later than August 15, 2005.

3.                                  The Liquidated Damages as described in Section 11.4 of the Subscription Agreement shall be amended from an amount equal to two percent (2%) to an amount equal to five percent (5%) for each thirty (30) days or part thereof of the Purchase Price of the Notes remaining unconverted and Purchase Price of Shares issued upon conversion of the Notes owned of record by the holder which are subject to a Non-Registration Event.

4.                                  The maximum Conversion Price, as set forth in Section 2.1. (b) of the Note, shall be $0.16. There shall be no minimum Conversion Price.

5.                        For the benefit of the parties hereto, the Company hereby makes all the representations, warranties, covenants undertakings and indemnifications contained in the Transaction Documents, as if such representations were made by the Company as of this date. The Subscribers hereby make all of the representations, warranties, covenants, indemnifications and undertakings contained in the Transaction Documents as if such representations were made by the Subscribers as of this date.

6.                       Subscribers agree to accelerate a funding of an aggregate of $140,000 of the Second Closing Purchase Price in the amounts set forth on the signature page hereto (“Interim Funding”). The balance of the Second Closing Purchase Price will be funded on the Second Closing Date pursuant to the Subscription Agreement.

7.                                  All of the terms and conditions described in Section 2 of the Subscription Agreement in reference to the Second Closing shall apply to the Interim Funding Closing, as if such representations and warranties were made and given on all such dates except for the requirement that the Registration Statement be declared effective as a condition to the Second Closing.

8.                      All other terms and conditions of the Transaction Documents, including any damages or interest which have accrued shall remain in full force and effect and payable.

9.                      Each of the undersigned states that he has read the foregoing Agreement and understands and agrees to it.

10.                    A Use of Proceeds for the Interim Funding closing is attached hereto on Schedule B. A deviation of five percent (5%) or more from the Use of Proceeds shall be deemed an Event of Default under the Transaction Documents.

11.                    A legal fee of $3,000 will be paid to Grushko & Mittman, P.C. in connection with this Interim Funding.

AVVAA WORLD HEALTH CARE PRODUCTS, INC.

/s/ J.S. Farley
Jack Farley
President/CEO

/s/ Alpha Capital Aktiengesellschaft	/s/ Platinum Partners Value Arbitrage Fund L.P.
ALPHA CAPITAL AKTIENGESELLSCHAFT ($57,273.00)	PLATINUM PARTNERS VALUE ARBITRAGE FUND L.P.
($57,273.00)

/s/ JM Investors LLC	/s/ Osher Capital Corp.
JM INVESTORS	OSHER CAPITAL CORP.
($19,090.00)	($6,364.00)

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